Statements of Operations and Comprehensive Loss - USD ($)	12 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Revenue
Sales	$ 51,534	$ 32,737
Operating expenses
Depreciation, depletion, amortization and impairment	42,018	41,219
General and administrative expenses	345,322	416,736
Total operating expenses	387,340	457,955
Other expense
Interest expenses - related party	(123,898)	(100,175)
Total other expense	(123,898)	(100,175)
Loss before taxation	(459,704)	(525,393)
Income taxes
Net loss	(459,704)	(525,393)
Comprehensive Income (Loss):
Effect of foreign currency translation	(97,152)	68,370
Comprehensive Loss	$ (556,856)	$ (457,023)
PRO FORMA INFORMATION (Unaudited)
Basic and Diluted Common Shares Outstanding	720,802,346	720,802,346
Basic and Diluted Loss per Common Share	$ 0.00	$ 0.00